SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                 March 8, 1999


                            Gables Residential Trust
             (Exact name of Registrant as specified in its charter)




         Maryland                    1-12590                 58-2077868
(State or other jurisdiction     (Commission File         (I.R.S. Employer
      of incorporation)               Number)           Identification No.)



                       2859 Paces Ferry Road, Suite 1450
                             Atlanta, Georgia 30339
             (Address of principal executive offices and zip code)


              Registrant's telephone number, including area code:
                                  770-436-4600

                                     Page-2

IMEM 5. OTHER EVENTS

     This Form 8-K is filed in connection with Gables Residential Trust's and Gables Realty Limited Partnership's Registration Statement on Form S-3 (Registration No. 333-68359) filed with the Securities and Exchange Commission on December 3, 1998, as amended, and supplements unaudited pro forma consolidated financial information filed under cover of Form 8-K dated April 1, 1998, as amended, in connection with the April 1, 1998 acquisition of the properties and operations of Trammell Crow Residential South Florida Group ("TCR/SF") by Gables Residential Trust (the "Company").

     The unaudited pro forma consolidated statement of operations of the Company for the nine months ended September 30, 1998 giving effect to the TCR/SF acquisition set forth in Item 7(b) of this Form 8-K expands on, but is otherwise consistant with, the supplementary pro forma results of operations giving effect to the TCR/SF acquisition for the nine months ended September 30, 1998 which the Company previously disclosed in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1998.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired:

Not applicable.

(b)  Pro Forma Financial Information:

Pro forma financial information for the Registrant is filed with this report as Attachment A.

(c)  Exhibits:

Not applicable.

                                     Page-3

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   March 8, 1999                            GABLES RESIDENTIAL TRUST



                                                 /s/  Marvin R. Banks, Jr.
                                                 ---------------------------
                                                 By:  Marvin R. Banks, Jr.
                                                      Chief Financial Officer

                                    Page-1


                                                                    Attachment A

                            GABLES RESIDENTIAL TRUST
                  PREFACE TO UNAUDITED PRO FORMA CONSOLIDATED
                             FINANCIAL INFORMATION


BASIS OF PRESENTATION
---------------------

The following unaudited pro forma consolidated statement of operations is presented as if the Company acquired the properties and operations of Trammell Crow Residential South Florida Group (TCR/SF) on January 1, 1998 and includes the historical operating results of the properties and residential construction and development and third-party management activities acquired. The unaudited pro forma consolidated statement of operations further assumes that the Company distributed at least 95% of its taxable income and met all other requirements to qualify as a REIT and, therefore, incurred no income tax expense. The acquisition has been accounted for under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16. Accordingly, assets acquired and liabilities assumed have been reflected herein at their estimated fair values which may be subject to further modification based upon the final determination of the acquired properties' fair values and the final determination of actual closing costs associated with the transaction. Management believes that its final allocation of the purchase price will not differ materially from the purchase price allocation included herein. In management's opinion, all material adjustments necessary to present fairly the effects of the acquisition have been made.

The unaudited pro forma consolidated statement of operations should be read in conjunction with the consolidated financial statements and accompanying notes thereto of the Company included in its Annual Report on Form 10-K for the year ended December 31, 1997 and in its Quarterly Report on Form 10-Q for the nine months ended September 30, 1998.

The unaudited pro forma consolidated statement of operations is not necessarily indicative of what the actual results of operations of the Company would have been assuming the Company had consummated the acquisition as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods.

                                    Page-2

                             GABLES RESIDENTIAL TRUST
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                (Amounts in Thousands, Except Per Share Amounts)

                                                                                                    Pro Forma
                                                                       Company         TCR/SF      Acquisition   Company
                                                                      Historical(A)  Historical(B) Adjustments  Pro Forma
                                                                      ----------     ----------    -----------  ----------
Rental revenues ....................................................   $ 144,526    $   8,845    $      --    $ 153,371
Other property revenues ............................................       7,369          489           --        7,858
                                                                        --------      -------        -----     --------
     Total property revenues .......................................     151,895        9,334           --      161,229
                                                                        --------      -------        -----     --------
Property management revenues .......................................       3,213          669           --        3,882
Other ..............................................................       1,772           25           --        1,797
                                                                        --------      -------        -----     --------
     Total other revenues ..........................................       4,985          694           --        5,679
                                                                        --------      -------        -----     --------
     Total revenues ................................................     156,880       10,028           --      166,908
                                                                        --------      -------        -----     --------
Property operating and maintenance (exclusive of items shown
     separately below) .............................................      51,751        3,879           --       55,630
Depreciation and amortization ......................................      28,927        1,865          277 (C)   31,069
Amortization of deferred financing costs ...........................         787          238         (206)(D)      819
Property management - owned ........................................       3,520          176           --        3,696
Property management - third party ..................................       2,328          440           --        2,768
General and administrative .........................................       4,438         --             --        4,438
Interest ...........................................................      28,059        2,806          763 (E)   31,628
Credit enhancement fees ............................................       1,006          303           37 (F)    1,346
                                                                         -------      -------       ------     --------
     Total expenses ................................................     120,816        9,707          871      131,394
                                                                         -------      -------       ------     --------

Equity in income of joint ventures .................................         270           --           --          270
Interest income ....................................................         293           58          (58)(G)      293
Loss on treasury locks .............................................      (5,637)          --           --       (5,637)
                                                                         -------      -------       ------     --------
Income before minority interest ........................... ........      30,990          379         (929)      30,440
Minority interest of unitholders in Operating Partnership ..........      (4,878)          --         (311)(H)   (5,189)
                                                                         -------      -------       ------      -------
Net income .........................................................      26,112          379       (1,240)      25,251

Dividends to preferred shareholders ................................      (7,222)        --             --       (7,222)
                                                                         -------      -------       ------     --------
Net income available to common shareholders ........................   $  18,890    $     379    ($  1,240)   $  18,029
                                                                         =======      =======       ======     ========
Weighted average number of common shares outstanding - basic .......      23,435           --           --       23,435
Weighted average number of common shares outstanding - diluted .....      29,820           --          500 (I)   30,320

Per Common Share Information:
Net income - basic .................................................   $    0.81                              $    0.77

Net income - diluted ...............................................   $    0.81                              $    0.77

The accompanying notes are an integral part of this statement.

                                    Page-3


                            GABLES RESIDENTIAL TRUST
                  NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      (Unaudited and Amounts in Thousands)

(A) Represents the historical unaudited consolidated statement of operations of the Company contained in its Quarterly Report on Form 10-Q for the nine months ended September 30, 1998. Such results include the operating results of TCR/SF since April 1, 1998, the closing date of the acquisition.

(B) Represents the historical unaudited combined statement of operations of TCR/SF for the three months ended March 31, 1998.

(C) Represents the net increase in depreciation of real estate owned as a result of recording the TCR/SF real estate assets at fair value versus historical cost. The acquisition price of the real estate assets was allocated to land, buildings, furniture, fixtures and equipment, and construction in progress and the related depreciation is calculated utilizing an estimated useful life of 40 years for the buildings and 5 years for furniture, fixtures and equipment. Depreciation expense is provided to the extent the real estate was operational during the period. The components of the pro forma adjustment pertaining to the three months ended March 31, 1998 are as follows:

          Pro forma depreciation expense for acquired assets at
               fair value                                               $2,142
          Less TCR/SF historical depreciation expense                   (1,865)
                                                                        ------
               Pro forma adjustment                                     $  277
                                                                        ======

(D) Represents the net adjustment to amortization of deferred financing costs for the three months ended March 31, 1998 as follows:

          To record the  amortization of deferred financing
               costs related to the credit enhancement facility
               put into effect on April 1, 1998 to enhance the
               bond indebtedness assumed by the Company (the
               "Bond Enhancement Facility")                             $   32
          To eliminate the  amortization of TCR/SF's deferred
               financing costs which have a zero fair value at
               April 1, 1998                                              (238)
                                                                        ------
               Pro forma adjustment                                     $ (206)
                                                                        ======

(E) Represents the net adjustment to interest expense for the three months ended March 31, 1998 as follows:

          To record interest expense on the cash portion of the TCR/SF purchase price financed with  borrowings under  the
               Company's  unsecured  credit  facilities                $ 2,504
          To record the amortization of the discount required to
               record the $12,500 portion of the purchase price
               that was deferred until January 1, 2000 at fair
               value                                                       193
          To record the interest expense on bond indebtedness
               that was assumed by the Company                           1,598
          To record capitalized interest for qualifying
               construction expenditures at fair value                    (726)
                                                                        ------
               Pro forma interest expense for acquisition                3,569
               Less TCR/SF historical interest expense                  (2,806)
                                                                        ------
                    Pro forma adjustment                               $   763
                                                                        ======

     The Company's borrowings under its current unsecured credit facilities currently bear interest at LIBOR plus 0.80%. If interest rates under the credit facilities fluctuated 0.125%, interest costs on the pro forma credit facility indebtedness would increase or decrease by approximately $194 on an annualized basis.

                                   Page - 4

(F) Represents the net adjustment to credit enhancement fees for the three months ended March 31, 1998 as follows:

          To record the credit enhancement fees under the
               Bond Enhancement Facility                               $   340
          To eliminate the credit enhancement fees incurred
               by TCR/SF related to enhancements that do not remain
               in place at April 1, 1998                                  (303)
                                                                        ------
               Pro forma adjustment                                    $    37
                                                                        ======

(G) Represents the adjustment to eliminate interest income included in the TCR/SF historical amounts as the interest-bearing cash balances were not acquired by the Company.

(H) Reflects (i) the portion of all of the preceding pro forma adjustments attributable to the minority interest unitholders in the Operating Partnership and (ii) an adjustment to minority interest associated with the issuance of minority units of limited partnership interest in the Operating Partnership ("Units") in connection with the acquisition. The calculation of the pro forma adjustment is as follows:

          Pro forma income before minority interest                   $ 30,440
          Dividends to preferred shareholders                           (7,222)
                                                                       -------
          Pro forma income to common shareholders and unitholders       23,218
          Pro forma minority interest ownership percentage               22.35%
                                                                       -------
          Pro forma minority interest of unitholders in
               Operating Partnership                                     5,189
          Less historical minority interest of unitholders in
               Operating Partnership                                    (4,878)
                                                                       -------
               Pro forma adjustment                                     $  311
                                                                       =======

(I) Reflects the issuance of Units in connection with the acquisition that are not antidilutive.